UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




 Date of report (Date of earliest event reported):  September 18, 2003


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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


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   Maryland                     1-14045             36-4219376
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(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




                         4800 Montgomery Lane
                               Suite M25
                          Bethesda, MD  20814
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               (Address of principal executive offices)




  Registrant's telephone number, including area code:  (301) 941-1500




                            Not Applicable
     ------------------------------------------------------------
     (Former name or former address, if changed since last report)












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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 18, 2003, LaSalle Hotel Properties (the "Company") acquired the Hotel George, a 139-room hotel located at 15 E Street NW in Washington, D.C. for $24.1 million. The source of the funding for the acquisition was the Company's corporate unsecured credit facility. The property will be managed by the Kimpton Hotel and Restaurant Group, LLC under a five-year management agreement.

     This Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "believe," "expected," "intend," "anticipate," "estimate," "project" or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to the risk factors discussed in the Company's 2002 Annual Report on Form 10-K and subsequent SEC reports and filings. Accordingly, there is no assurance that the Company's expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) and (b) Financial Statements of Property Acquired and Pro Forma
                 Financial Information

           The financial statements and pro forma financial information required by Item 7(a) and 7(b) are currently being prepared and it is therefore impracticable to provide this information on the date hereof. The Company will file the required financial statements and information under cover of Form 8-K/A as soon as practicable but in no event later than 60 days after the date on which the Form 8-K was required to be filed.

           (c)   Exhibits

           The following exhibit is included with this Report:

           Exhibit 99.1 Press release dated September 18, 2003 issued by LaSalle Hotel Properties.

ITEM 9.  REGULATION FD DISCLOSURE

     On September 18, 2003, the Company issued a press release announcing the acquisition of the Hotel George. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated by reference herein.


     NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES



Dated: September 18, 2003         BY:  /s/ HANS WEGER
                                       ------------------------------
                                       Hans Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer



















































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                             EXHIBIT INDEX
                             -------------


Exhibit
Number     Description
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  99.1     Press release dated September 18, 2003 issued by
           LaSalle Hotel Properties.




























































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